EXHIBIT A - FILE NO. 70-7833

                        NATIONAL FUEL RESOURCES, INC.

                               INCOME STATEMENT
                                 (Unaudited)

                                                Twelve Months
                                                   Ended
                                                September 1995

Operating Revenues:
   Gas - Retail                                  $38,502,895
   Gas - Wholesale                                 2,125,142
   Other                                             238,712
   Partnership Income                                      0
                                                 ____________

                                                 $40,866,749
                                                 ____________

Operating Expenses:
   Purchase Gas                                  $36,615,755
   General and Administrative                      1,801,113
   Depletion, Depreciation and Amortization            8,815
   Franchise and Other Taxes                          82,404
                                                 ____________

                                                 $38,508,087
                                                 ____________

Operating Income (loss)                          $ 2,358,662
                                                 ____________

Interest Income                                      311,039
Interest Expense                                      17,351
Amortization and Misc Deductions                         403
                                                 ____________

                                                     293,285

Net Income Before Tax                            $ 2,651,947
                                                 ____________


Income Taxes:
   Federal                                         1,338,993
   State                                             203,567
   Deferred                                         (517,124)
                                                 ____________

                                                   1,025,436
                                                 ____________

Net Income                                         1,626,511
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